Exhibit 10.3

625 WESTPORT PKWY., GRAPEVINE, TX. 76051 P: 817 424 2000 F: 817 424 2002

March 1, 2018

Mr. Robert A. Lloyd
625 Westport Parkway
Grapevine, Texas 76051
RE:    Amendment to Executive Employment Agreement
Dear Rob:
This letter agreement (this “Amendment”) amends the Executive Employment Agreement dated May 10, 2013 (the “Base Agreement”) between you (“Executive) and GameStop Corp. (the “Company”) as follows:
1.    The reference to “$636,000” in Section 3(a) of the Base Agreement is hereby changed to “$709,000.”
2.    The reference to “100%” in Section 3(b) of the Base Agreement is hereby changed to “125%.”
3.    The following sentence is hereby added to the end of Section 4(b) of the Base Agreement: “In addition, and without limiting the foregoing, a Disability shall be deemed to have occurred if and at such time as Executive becomes entitled to receive benefits under any long-term disability plan or policy maintained by the Company.”
Except as otherwise set forth in this Amendment, all of the terms and conditions of the Base Agreement remain unchanged.
To confirm your agreement with the foregoing, please countersign this Amendment in the space below provided.
GAMESTOP CORP.

/s/ Daniel A. DeMatteo
Daniel A. DeMatteo
Executive Chairman

Mr. Robert A. Lloyd
March 1, 2018

Agreed on March 1, 2018

/s/ Robert A. Lloyd
Robert A. Lloyd